October 1, 2008

                          TOUCHSTONE FUNDS GROUP TRUST

                   TOUCHSTONE SHORT DURATION FIXED INCOME FUND
                TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND

                 SUPPLEMENT TO PROSPECTUS DATED AUGUST 12, 2008

                          NOTICE OF SUB-ADVISOR CHANGE
                 TOUCHSTONE SHORT DURATION FIXED INCOME FUND AND
                TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND

On September 30, 2008, the Board of Trustees of Touchstone Funds Group Trust approved a change of sub-advisors to the Short Duration Fixed Income Fund and the Ultra Short Duration Fixed Income Fund (the "Funds"). On October 1, 2008 (the "Effective Date"), the Funds' sub-advisor changed from Chartwell Investment Partners to Fort Washington Investment Advisors, Inc. (the "Sub-Advisor" or "Fort Washington"). All references to the "Sub-Advisor" or to "Chartwell" in the prospectus are replaced with Fort Washington. Fort Washington will serve as the interim sub-advisor to each Fund for a period of up to 150 days from the Effective Date. Further information regarding Fort Washington and the new portfolio managers of the Funds can be found below. The sub-advisory fee that Fort Washington will receive for the 150 day interim period will be 0.125% of each Fund's average daily net assets.

Fort Washington, 303 Broadway, Suite 1200, Cincinnati, Ohio 45202, has been a registered investment advisor since 1990 and provides investment advisory services to individuals, institutions, mutual funds and variable annuity sub-accounts. Fort Washington makes the daily decisions regarding buying and selling of securities for each Fund, according to each Fund's investment goal and strategy.

Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as a Fund Sub-Advisor. The Board of Trustees reviews Touchstone Advisors' decisions, with respect to the retention of Fort Washington, to reduce the possibility of a conflict of interest situation.

The Funds are managed by a team including Scott D. Weston and Brent A. Miller, CFA, since 2008. Mr. Weston has been a Vice President and Senior Portfolio Manager of Fort Washington since 1999. He is also Fort Washington's lead sector specialist in mortgage-backed and asset-backed securities. Mr. Weston is a graduate of the University of Utah with a BS in Finance and the University of Cincinnati with an MBA in Finance. He has investment experience dating back to 1992. Mr. Miller has been a Portfolio Manager at Fort Washington since 2001 with an emphasis on mortgage-backed and asset-backed securities. Mr. Miller graduated Magna Cum Laude from the University of Evansville with a BS in Mathematics. He has investment experience dating back to 1999.

              303 Broadway o Suite 1100 o Cincinnati, OH 45202-4203
                Ph: 800.543.0407 o www.touchstoneinvestments.com

        Touchstone Funds are distributed by Touchstone Securities, Inc.*
              *A registered broker-dealer and member FINRA and SIPC
                A Member of Western & Southern Financial Group(R)
               Please retain this Supplement for future reference.